  EXHIBIT 99.1

Lakeland Industries Announces Filing of S-3 Shelf Registration Statement

HUNTSVILLE, AL / July 12, 2024 / Lakeland Industries, Inc. (NASDAQ: LAKE), a leading global manufacturer of protective clothing for industry, healthcare, and first responders, announced today that it has filed a shelf registration statement on Form S-3 (the “Shelf Registration”) with the Securities and Exchange Commission (the “SEC”).

The Shelf Registration permits the Company to offer and sell its common stock, preferred stock, debt securities, warrants, rights and units, from time to time, subject to market conditions and the Company’s capital needs. The Company has no immediate plans to offer or sell any securities under this Shelf Registration to the public. However, the Company felt it was prudent to include this optionality as a matter of standard corporate governance to respond to future financing and business opportunities.

Jim Jenkins, President, CEO and Executive Chairman of Lakeland, stated, “We are successfully executing on our strategy for growth and believe that having the financial flexibility to efficiently access the capital markets when needed is an important element of that strategy.”

The Shelf Registration has been filed with the SEC but has not yet become effective. The Company’s securities may not be sold nor may offers to buy be accepted prior to the time the Shelf Registration becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Any offering may be made only by means of the prospectus included in the registration statement and one or more related prospectus supplements that may be used with respect to such offering.

About Lakeland Industries, Inc.

We manufacture and sell a comprehensive line of industrial protective clothing and accessories for the industrial and public protective clothing market. Our products are sold globally by our in-house sales teams, our customer service group, and authorized independent sales representatives to a network of over 2,000 global safety and industrial supply distributors. Our authorized distributors supply end users, such as integrated oil, chemical/petrochemical, automobile, transportation, steel, glass, construction, smelting, cleanroom, janitorial, pharmaceutical, and high technology electronics manufacturers, as well as scientific, medical laboratories and the utilities industry. In addition, we supply federal, state and local governmental agencies and departments, such as fire and law enforcement, airport crash rescue units, the Department of Defense, the Department of Homeland Security and the Centers for Disease Control. Internationally, we sell to a mixture of end users directly and to industrial distributors, depending on the particular country and market. In addition to the United States, sales are made into more than 50 foreign countries, the majority of which were into China, the European Economic Community (“EEC”), Canada, Chile, Argentina, Russia, Kazakhstan, Colombia, Mexico, Ecuador, India, Uruguay, Middle East, Southeast Asia, Australia, Hong Kong and New Zealand.

For more information concerning Lakeland, please visit the Company online at www.lakeland.com.

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Safe Harbor Statement:

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, that address expectations of sources or uses for capital or which express the Company’s expectations for future financial performance or operating strategies, including statements regarding the expected effectiveness of the Shelf Registration and possible future offerings of securities under the Shelf Registration, are forward-looking statements. Forward-looking statements involve risks, uncertainties, and assumptions, as described from time to time in press releases and Forms 8-K, registration statements, quarterly and annual reports, and other filings filed with the Securities and Exchange Commission. There can be no assurance that future results will not be materially different from those described herein. The Company expressly disclaims any obligation to update or revise any such statements to reflect any change in expectations or events, conditions, or circumstances on which such statements are based, except as required by law.

Contact:

Lakeland Industries, Inc.

Roger Shannon, CFO

256-600-1390

rdshannon@lakeland.com

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